EXHIBIT 99.1

Within the following tables, Ashland has disclosed “EBITDA” and “Adjusted EBITDA” results.  Such measurements are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP.  Management believes the use of non-GAAP measures on a consolidated and business segment basis assists investors in understanding the ongoing operating performance by presenting comparable financial results between periods.  The non-GAAP information provided is used by Ashland management and may not be determined in a manner consistent with the methodologies used by other companies.  “EBITDA” and “Adjusted EBITDA” provide a supplemental presentation of Ashland’s operating performance on a consolidated and business segment basis.  The appendix following these tables includes a reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures.

Ashland Specialty Ingredients
(In millions except percent data - preliminary and unaudited)

	Six months ended March 31, 2014
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$1,260	$(51)	$1,209
Gross profit as a percent of sales	29.2%	2.6%	31.8%
Operating income	106	7	113
EBITDA	237	(4)	233
Adjusted EBITDA	246	(4)	242

	Quarter ended December 31, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$599	$(18)	$581
Gross profit as a percent of sales	28.3%	2.6%	30.9%
Operating income	45	6	51
EBITDA	110	1	111
Adjusted EBITDA	110	1	111

	Quarter ended March 31, 2014
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$662	$(33)	$629
Gross profit as a percent of sales	30.2%	2.4%	32.6%
Operating income	61	-	61
EBITDA	127	(6)	121
Adjusted EBITDA	136	(6)	130

(a)
Reflects the net impact of the Adhesives division into and Intermediates and Solvents division out of Ashland Specialty Ingredients.  The realignment net impact change for EBITDA and Adjusted EBITDA represents the change in operating income offset by the change in depreciation and amortization expense.  No key items that would affect Adjusted EBITDA were moved between business segments as a result of the realignment.

(b)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions.  As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

Ashland Specialty Ingredients
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$2,616	$(138)	$2,478
Gross profit as a percent of sales	30.1%	0.7%	30.8%
Operating income	281	(38)	243
EBITDA	544	(59)	485
Adjusted EBITDA	550	(59)	491

	Quarter ended December 31, 2012
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$622	$(41)	$581
Gross profit as a percent of sales	31.0%	0.8%	31.8%
Operating income	72	(12)	60
EBITDA	138	(17)	121
Adjusted EBITDA	116	(17)	99

	Quarter ended March 31, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$682	$(42)	$640
Gross profit as a percent of sales	30.5%	0.8%	31.3%
Operating income	87	(12)	75
EBITDA	152	(17)	135
Adjusted EBITDA	156	(17)	139

	Quarter ended June 30, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$716	$(43)	$673
Gross profit as a percent of sales	28.5%	1.7%	30.2%
Operating income	92	(5)	87
EBITDA	158	(10)	148
Adjusted EBITDA	145	(10)	135

	Quarter ended September 30, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$596	$(11)	$585
Gross profit as a percent of sales	30.5%	-0.5%	30.0%
Operating income	30	(10)	20
EBITDA	95	(15)	80
Adjusted EBITDA	132	(15)	117

(a)
Reflects the net impact of the Adhesives division into and Intermediates and Solvents division out of Ashland Specialty Ingredients.  The realignment net impact change for EBITDA and Adjusted EBITDA represents the change in operating income offset by the change in depreciation and amortization expense.  No key items that would affect Adjusted EBITDA were moved between business segments as a result of the realignment.

(b)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions.  As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

Ashland Specialty Ingredients
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2012
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$2,878	$(179)	$2,699
Gross profit as a percent of sales	33.0%	0.6%	33.6%
Operating income	457	(58)	399
EBITDA	722	(80)	642
Adjusted EBITDA	763	(80)	683

	Quarter ended September 30, 2012
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$734	$(34)	$700
Gross profit as a percent of sales	34.0%	1.0%	35.0%
Operating income	115	(8)	107
EBITDA	180	(13)	167
Adjusted EBITDA	193	(13)	180

(a)
Reflects the net impact of the Adhesives division into and Intermediates and Solvents division out of Ashland Specialty Ingredients.  The realignment net impact change for EBITDA and Adjusted EBITDA represents the change in operating income offset by the change in depreciation and amortization expense.  No key items that would affect Adjusted EBITDA were moved between business segments as a result of the realignment.

(b)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions.  As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

APPENDIX TO EXHIBIT 99.1
Ashland Specialty Ingredients
RECONCILIATION OF NON-GAAP DATA - EBITDA and ADJUSTED EBITDA
(In millions except percent data - preliminary and unaudited)

	Six months ended March 31, 2014
	As Reported (a)	As Amended (a)
Operating income	$106	$113
Depreciation and amortization	131	120
EBITDA	237	233
Impairment of in-process research and development assets	9	9
Adjusted EBITDA	$246	$242

	Quarter ended December 31, 2013
	As Reported (a)	As Amended (a)
Operating income	$45	$51
Depreciation and amortization	65	60
EBITDA	$110	$111

	Quarter ended March 31, 2014
	As Reported (a)	As Amended (a)
Operating income	$61	$61
Depreciation and amortization	66	60
EBITDA	127	121
Impairment of in-process research and development assets	9	9
Adjusted EBITDA	$136	$130

(a)	Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions. As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

Ashland Specialty Ingredients
RECONCILIATION OF NON-GAAP DATA - EBITDA and ADJUSTED EBITDA
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2013
	As Reported (a)	As Amended (a)
Operating income	$281	$243
Depreciation and amortization	263	242
EBITDA	544	485
Settled claim	(13)	(13)
Insurance settlement	(22)	(22)
Impairment of in-process research and development assets	41	41
Adjusted EBITDA	$550	$491

	Quarter ended December 31, 2012
	As Reported (a)	As Amended (a)
Operating income	$72	$60
Depreciation and amortization	66	61
EBITDA	138	121
Insurance settlement	(22)	(22)
Adjusted EBITDA	$116	$99

	Quarter ended March 31, 2013
	As Reported (a)	As Amended (a)
Operating income	$87	$75
Depreciation and amortization	65	60
EBITDA	152	135
Impairment of in-process research and development assets	4	4
Adjusted EBITDA	$156	$139

	Quarter ended June 30, 2013
	As Reported (a)	As Amended (a)
Operating income	$92	$87
Depreciation and amortization	66	61
EBITDA	158	148
Settled claim	(13)	(13)
Adjusted EBITDA	$145	$135

	Quarter ended September 30, 2013
	As Reported (a)	As Amended (a)
Operating income	$30	$20
Depreciation and amortization	65	60
EBITDA	95	80
Impairment of in-process research and development assets	37	37
Adjusted EBITDA	$132	$117

(a)	Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions. As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

Ashland Specialty Ingredients
RECONCILIATION OF NON-GAAP DATA - EBITDA and ADJUSTED EBITDA
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2012
	As Reported (a)	As Amended (a)
Operating income	$457	$399
Depreciation and amortization	265	243
EBITDA	722	642
Inventory fair value adjustment	28	28
Impairment of in-process research and development assets	13	13
Adjusted EBITDA	$763	$683

	Quarter ended September 30, 2012
	As Reported (a)	As Amended (a)
Operating income	$115	$107
Depreciation and amortization	65	60
EBITDA	180	167
Impairment of in-process research and development assets	13	13
Adjusted EBITDA	$193	$180

(a)	Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions. As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.